                    TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   8
     Statement of Assets and Liabilities.........  17
     Statement of Operations.....................  18
     Statement of Changes in Net Assets..........  19
     Financial Highlights........................  20
     Notes to Financial Statements...............  23

    PACE SAR 2/97

                            LETTER TO SHAREHOLDERS


               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 31, 1997

Dear Shareholder,
  We are pleased to report that the Van Kampen American Capital Pace Fund has continued to generate solid investment performance. As noted in earlier re-ports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Mor-gan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respec-tively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996,

                                       1
                                                          Continued on page two
stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
  The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed those con-cerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
  Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

  We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low infla-tion should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and war-ranted.
  We caution investors to expect bumps along the way. Stock prices have appre-ciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
  Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[LOGO OF DON G. POWELL]          [LOGO OF DENNIS J. MCDONNELL]

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
Six-month total return based on NAV/1/...............   11.96%   11.50%   11.40%
Six-month total return/2/............................    5.50%    6.50%   10.40%
One-year total return/2/.............................   13.58%   14.50%   18.59%
Five-year average annual total return/2/.............   10.95%      N/A      N/A
Ten-year average annual total return/2/..............   11.80%      N/A      N/A
Life-of-Fund average annual total return/2/..........   12.61%   11.04%   13.58%
Commencement Date.................................... 07/22/69 01/10/92 08/27/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                      AS OF               AS OF
                                DECEMBER 31, 1996     JUNE 30, 1996
Philip Morris Companies, Inc.........  3.7%  ............. 2.7%
VKAC Small Capitalization Fund.......  3.4%  ............. 4.2%
Microsoft Corp.......................  1.6%  ............. 0.9%
RJR Nabisco Holdings Corp............  1.6%  ............. N/A
Intel Corporation....................  1.6%  ............. 1.1%
Federal National Mortgage              1.5%  ............. 1.1%
Association..........................
WMX Technologies, Inc................  1.4%  ............. 0.1%
International Business Machines        1.3%  ............. N/A
Corp.................................
Merck & Co., Inc.....................  1.3%  ............. 0.6%
Tele-Communications, Inc., Class A...  1.2%  ............. 0.5%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996            AS OF JUNE 30, 1996
Finance................  18%       Technology.............  15%
Technology.............  16%       Finance................  14%
Consumer Non-Durables..  10%       Consumer Non-Durables..  10%
Health Care............   9%       Energy.................   9%
Producer Manufacturing.   7%       Producer Manufacturing.   8%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

[PIE CHARTS APPEAR HERE]

AS OF DECEMBER 31, 1996
STOCKS ....................... 91%
CASH EQUIVALENTS .............  9%

AS OF JUNE 30, 1996
STOCKS ....................... 92%
U.S. GOVERNMENT OBLIGATIONS ..  3%
CASH EQUIVALENTS .............  5%

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND
We recently spoke with the management team of the Van Kampen American Capital Pace Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Alan T. Sachtleben, chief investment officer for equity investments, and co-portfolio managers Jeff D. New, B. Robert Baker, and John Cunniff. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

 Q WHAT ECONOMIC FACTORS AND SECTORS DROVE THE STOCK MARKET UPWARD OVER THE PAST SIX MONTHS? HOW WAS THE FUND AFFECTED?

 A Stock market averages continued to advance over the past six months, buoyed by a favorable economic environment. The economy grew at an un-
even but generally moderate pace during the second half of 1996. A sluggish third quarter was followed by a strong fourth quarter, bolstered by increased export demand. Corporate earnings were favorable and achieved levels that were slightly better than what had been expected at the beginning of the period. This provided support for the ongoing rise in stock prices. The market was further aided by healthy investment flows into equity mutual funds. In gener-al, large, well-established companies generated better sales and earnings than their smaller competitors, and the Fund's emphasis on these companies worked to its benefit.
   Subdued inflation also lifted the securities markets. Despite solid economic growth and fairly full resource utilization, inflation remained at histori-cally low levels. This translated into declining bond market yields which, in turn, supported an upward move in stock valuation levels.
  While the economy advanced as a whole, performance was uneven among the var-ious economic sectors. In particular, earnings among many industrial commodity companies proved disappointing, but profits were strong in energy, finance, technology, and a broad range of consumer staple and pharmaceutical companies. These profit trends were generally reflected in stock price performance, and the Fund benefited from substantial exposure to many stocks in these sectors.

 Q    HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1996?

 A The Fund achieved a total return of 11.96 percent/1/ (Class A shares at net asset value) during the last six months of 1996. By comparison, the
Standard & Poor's 500-Stock Index returned 11.65 percent while the Lipper Growth Fund Index returned 8.82 percent. The S&P 500-Stock Index reflects the general performance of the stock market, and the Lipper Growth Fund Index re-flects the average performance of the largest growth funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor pur-chasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

 Q   WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S SUCCESS OVER THE PAST SIX
     MONTHS?

 A    Much of our success was due to the Fund's position in stocks of large capitalization companies that showed good consistent growth in sales and earnings. Currently, the outlook for economic growth in 1997 is quite posi-tive, but this was not the case during the second half of 1996. At that time, many portfolio managers feared a slowdown in economic growth and corporate profits, so they focused on companies they believed had the potential to gen-erate earnings in a sluggish economy. The Fund was well positioned in these companies during the period and benefited from their performance.


 Q WHICH OF THE FUND'S HOLDINGS CONTRIBUTED TO ITS POSITIVE PERFORMANCE DURING THE REPORTING PERIOD?

 A The Fund benefited from strong individual stock performances across a wide range of economic sectors. However, the biggest impact came from substantial holdings in technology, financial services, energy, and health care. In the technology sector, the "Wintel" dynamic duo (Microsoft/Intel) and IBM added greatly to the Fund's performance. In the finance sector, the Fund benefited from its holdings in two large banks, BankAmerica (1 percent) and Chase Manhattan (0.9 percent). PanEnergy (0.6 percent), a major gas pipeline company, led the way in the Fund's energy sector, and strong performance from several pharmaceutical companies, including Merck (1.3 percent) and Bristol Myers Squibb (0.9 percent) also boosted the Fund's performance (percentages are of total investments as of December 31, 1996). For additional Fund portfo-lio highlights, please refer to page four.


 Q   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

 A As always, general market trends will be the dominant factor in determin-ing the performance of a broadly diversified stock fund such as the Pace
Fund. We expect a continuation of moderate growth and low inflation, which have characterized the domestic economy in recent years. Steady economic growth should push corporate profits modestly higher during 1997 and provide continued support for stock prices.
  However, we view the near term with a mild degree of caution, because we see 1997 as a year of increased risk for the stock market. Valuations are extend-ed, which suggests that certain events could cause a significant correction in U.S. stock prices. For example, such a decline might be triggered by a return of the rapid GDP growth experienced during the first half of 1996, which could prompt the Fed to raise interest rates.
  We believe the Fund's focus on strong companies with good earnings prospects would hold it in good stead during a market correction. Further, we do not think the conditions are in place for an extended bear market, and we continue to hold a positive long-term view of the equity market.

  That said, we believe a review of your portfolio's asset mix is especially appropriate at this time. Stock prices have appreciated substantially over the last six years and dramatically over the last two. This may have increased your portfolio's equity exposure well above levels you considered appropriate a few years ago, possibly calling for some rebalancing of your assets.


[LOGO OF ALAN T. SACHTLEBEN]      [LOGO OF B. ROBERT BAKER]

Alan T. Sachtleben                B. Robert Baker
Chief Investment Officer          Co-Portfolio Manager
Equity Investments


[LOGO OF JEFF D. NEW]             [LOGO OF JOHN CUNNIFF]

Jeff D. New                       John Cunniff
Co-Portfolio Manager              Co-Portfolio Manager

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS 91.7%
CONSUMER DISTRIBUTION 5.7%
Bed Bath & Beyond, Inc. (b)................................  50,000  $    1,213
Cardinal Health, Inc.......................................  90,000       5,242
CompUSA, Inc. (b).......................................... 300,000       6,187
Dayton Hudson Corp......................................... 267,800      10,511
Dillard Department Stores, Inc., Class A................... 265,000       8,182
Eckerd Corp. (b)...........................................  67,039       2,145
Federated Department Stores, Inc. (b)...................... 487,000      16,619
Gap, Inc................................................... 150,000       4,519
General Nutrition Cos., Inc. (b)........................... 125,000       2,109
Home Depot, Inc............................................  45,000       2,256
Kroger Co. (b)............................................. 369,200      17,168
Lear Corp. (b)............................................. 170,600       5,822
Lowe's Cos., Inc........................................... 105,000       3,727
Pier 1 Imports, Inc........................................ 316,200       5,573
Ross Stores, Inc........................................... 100,000       5,000
Safeway, Inc. (b).......................................... 430,000      18,382
Saks Holdings, Inc.........................................  50,000       1,350
Sears Roebuck & Co......................................... 144,000       6,642
TJX Cos., Inc.............................................. 250,000      11,844
Tupperware Corp............................................  53,000       2,842
U.S. Office Products Co. (b)............................... 125,000       4,266
Wal-Mart Stores, Inc....................................... 450,000      10,294
Woolworth Corp. (b)........................................ 170,000       3,719
                                                                     ----------
                                                                        155,612
                                                                     ----------
CONSUMER DURABLES 3.1%
Black & Decker Corp........................................ 135,200       4,073
Brunswick Corp.............................................  70,000       1,680
Chrysler Corp.............................................. 589,000      19,437
Cooper Tire & Rubber Co.................................... 160,000       3,160
Dana Corp..................................................  40,000       1,305
Eastman Kodak Co...........................................  55,000       4,414
Ford Motor Co.............................................. 500,000      15,937
General Motors Corp........................................ 205,000      11,429
Harley Davidson, Inc....................................... 159,000       7,473
Masco Corp.................................................  86,000       3,096
Maytag Corp................................................ 247,000       4,878
Newell Co.................................................. 153,000       4,819
Oakwood Homes Corp......................................... 145,000       3,317
                                                                     ----------
                                                                         85,018
                                                                     ----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES 9.7%
Adidas--ADS (Germany) (b)................................    55,000  $    2,344
American Brands, Inc.....................................   241,000      11,960
Anheuser Busch Cos., Inc.................................   114,500       4,580
Avon Products, Inc.......................................   145,000       8,283
Campbell Soup Co.........................................    35,000       2,809
Coca Cola Co.............................................   385,000      20,261
Colgate Palmolive Co.....................................    58,900       5,434
CPC International, Inc...................................    60,000       4,650
Fila Holdings S.p.A.--ADR (Italy) (b)....................    25,000       1,453
First Brands Corp........................................   169,800       4,818
Fruit of the Loom, Inc. (b)..............................    40,000       1,515
Gillette Co..............................................   161,900      12,588
Hershey Foods Corp.......................................    25,000       1,094
Liz Claiborne, Inc.......................................   210,000       8,111
Nabisco Holdings Corp., Class A..........................    75,000       2,916
Nautica Enterprises, Inc. (b)............................   125,000       3,156
Nike, Inc., Class B......................................   115,000       6,871
Pepsico, Inc.............................................    30,000         877
Philip Morris Cos., Inc..................................   834,000      93,929
Procter & Gamble Co......................................    97,000      10,427
Quaker Oats Co...........................................    86,000       3,279
RJR Nabisco Holdings Corp................................ 1,178,000      40,052
Tambrands, Inc...........................................   126,500       5,171
Unilever NV--ADR (Netherlands)...........................    58,000      10,164
                                                                     ----------
                                                                        266,742
                                                                     ----------
CONSUMER SERVICES 6.2%
Boston Chicken, Inc. (b).................................   140,000       5,022
Clear Channel Communications, Inc. (b)...................   120,000       4,335
Comcast Corp., Class A...................................   260,000       4,631
Cox Communications, Inc., Class A (b)....................   315,200       7,289
Equifax, Inc.............................................   265,000       8,116
Evergreen Media Corp., Class A (b).......................   100,000       2,500
Gannett, Inc.............................................    74,000       5,541
Gartner Group, Inc., Class A (b).........................    40,000       1,558
Grupo Televisa SA--GDR (Mexico) (b)......................    60,000       1,538
Harcourt General, Inc....................................   240,000      11,070
HFS, Inc. (b)............................................    80,000       4,780
Hilton Hotels Corp.......................................   150,000       3,919
Host Marriott Corp. (b)..................................   130,000       2,080
International Game Technology............................   170,000       3,102

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Knight Ridder, Inc.......................................   127,300  $    4,869
Marriot International, Inc...............................   215,000      11,879
McDonalds Corp...........................................    30,000       1,358
Omnicom Group............................................   170,000       7,777
Reuters Holdings PLC--ADR (United Kingdom)...............    25,000       1,912
Scripps Co. (EW), Class A................................    55,000       1,925
Service Corp. International..............................   538,100      15,067
Tele-Communications, Inc., Class A (b)................... 2,323,700      30,353
Time Warner, Inc.........................................   672,700      25,226
Tribune Co...............................................    10,000         789
Walt Disney Co...........................................    47,000       3,272
                                                                     ----------
                                                                        169,908
                                                                     ----------
ENERGY 5.2%
Amerada Hess Corp........................................   167,000       9,665
Amoco Corp...............................................    67,900       5,466
Apache Corp..............................................   140,700       4,977
Atlantic Richfield Co....................................    51,000       6,757
Baker Hughes, Inc........................................   104,800       3,616
British Petroleum PLC--ADR (United Kingdom)..............    28,900       4,086
Coastal Corp.............................................    92,800       4,536
Coflexip SA--ADR (France) (b)............................   150,000       3,937
J. Ray McDermott SA (b)..................................   253,000       5,566
Occidental Petroleum Corp................................   172,000       4,020
PanEnergy Corp...........................................   331,000      14,895
Phillips Petroleum Co....................................   190,000       8,407
Repsol SA--ADR (Spain)...................................   216,600       8,258
Seagull Energy Corp. (b).................................   213,000       4,686
Smith International, Inc. (b)............................    50,000       2,244
Sonat, Inc...............................................    20,800       1,071
Texaco, Inc..............................................   130,000      12,756
Total SA--ADR (France)...................................    93,000       3,743
Transocean Offshore, Inc.................................    60,000       3,758
Unocal Corp..............................................   162,600       6,606
USX Marathon Group.......................................   255,000       6,088
Williams Cos., Inc.......................................   236,850       8,882
YPF Sociedad Anonima, Class D--ADR (Argentina)...........   384,100       9,699
                                                                     ----------
                                                                        143,719
                                                                     ----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
Description                                                 Shares         (000)
--------------------------------------------------------------------------------
FINANCE 18.1%
Aames Financial Corp.....................................   120,000  $    4,305
Ace Ltd..................................................    10,000         601
Aetna, Inc...............................................   230,000      18,400
Allstate Corp............................................    84,000       4,862
AMBAC, Inc...............................................    94,000       6,239
American Bankers Insurance Group, Inc....................   222,600      11,380
American International Group, Inc........................    20,000       2,165
Bank of Boston Corp......................................   200,000      12,850
BankAmerica Corp.........................................   246,400      24,578
Bankers Trust New York Corp..............................    77,000       6,641
Bear Stearns Cos., Inc...................................   375,000      10,453
Charles Schwab Corp......................................   100,000       3,200
Chase Manhattan Corp.....................................   265,600      23,705
CIGNA Corp...............................................    84,400      11,531
Citicorp.................................................    95,000       9,785
CMAC Investment Corp.....................................   204,000       7,497
Comerica, Inc............................................    50,000       2,619
Conseco, Inc.............................................   364,000      23,205
Corestates Financial Corp................................    87,000       4,513
Everest Reinsurance Holdings, Inc........................   180,000       5,175
Federal National Mortgage Association.................... 1,000,000      37,250
First Bank System, Inc...................................   143,000       9,760
First Union Corp.........................................    80,000       5,920
First USA, Inc...........................................   113,000       3,913
Great Western Financial Corp.............................   112,800       3,271
Green Tree Financial Corp................................   300,000      11,588
GreenPoint Financial Corp................................    75,000       3,544
J.P. Morgan & Co., Inc...................................    84,000       8,201
Lehman Brothers Holdings, Inc............................   126,000       3,953
MBIA, Inc................................................   105,000      10,631
Merrill Lynch & Co., Inc.................................   222,500      18,134
MGIC Investment Corp.....................................   153,700      11,681
Money Store, Inc.........................................   200,000       5,525
NationsBank Corp.........................................    60,000       5,865
PNC Bank Corp............................................    74,000       2,784
Southtrust Corp..........................................    45,000       1,569
Student Loan Marketing Association.......................   110,000      10,244
SunAmerica, Inc..........................................   409,900      18,189
Travelers Group, Inc.....................................   538,867      24,451

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
Description                                               Shares          (000)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
Van Kampen American Capital Foreign Securities Fund...... 1,938,966  $   20,185
Van Kampen American Capital Small Capitalization Fund.... 6,445,189      86,559
                                                                     ----------
                                                                        496,921
                                                                     ----------
HEALTHCARE 8.8%
Abbott Laboratories......................................   138,900       7,049
American Home Products Corp..............................   341,100      19,997
Amgen, Inc. (b)..........................................   235,000      12,778
Becton Dickinson & Co....................................     6,900         299
Bristol Myers Squibb Co..................................   198,400      21,576
Columbia / HCA Healthcare Corp...........................   225,000       9,169
Guidant Corp.............................................    63,600       3,625
Health Management Association, Inc., Class A (b).........   175,000       3,938
Healthsouth Corp. (b)....................................   305,000      11,781
Johnson & Johnson........................................   450,000      22,388
Lincare Holdings, Inc. (b)...............................   242,000       9,922
Mallinckrodt, Inc........................................   362,000      15,973
Medtronic, Inc...........................................    85,000       5,780
Merck & Co., Inc.........................................   410,000      32,492
Pfizer, Inc..............................................   245,000      20,304
Renal Treatment Centers, Inc. (b)........................    50,000       1,275
Schering Plough Corp.....................................   240,000      15,540
SmithKline Beecham PLC--ADR (United Kingdom).............   115,000       7,820
Universal Health Services, Inc., Class B (b).............    50,000       1,431
Warner Lambert Co........................................   209,200      15,690
Watsons Pharmaceuticals, Inc. (b)........................    55,000       2,472
Wellpoint Health Networks, Inc., Class A.................    20,500         705
                                                                     ----------
                                                                        242,004
                                                                     ----------
PRODUCER MANUFACTURING 7.2%
Allied Signal, Inc.......................................   210,000      14,070
Bouygues Offshore SA--ADR (France) (b)...................   401,000       5,163
Browning Ferris Industries, Inc..........................   354,000       9,292
Canadian Pacific Ltd.....................................   135,000       3,578
Caterpillar, Inc.........................................    97,000       7,299
Cooper Industries, Inc...................................    77,800       3,277
Corning, Inc.............................................    64,500       2,983
Deere & Co...............................................   170,000       6,906
Dover Corp...............................................   200,000      10,050
Fluor Corp...............................................    68,000       4,267
General Electric Co......................................   187,900      18,579
Hanson PLC--ADR (United Kingdom) (b).....................   250,000       1,688

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
Description                                                Shares         (000)
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Honeywell, Inc...........................................    67,500  $    4,438
Illinois Tool Works, Inc.................................    70,000       5,591
Ingersoll Rand Co........................................   258,600      11,508
Johnson Controls, Inc....................................    25,000       2,072
LucasVarity PLC--ADR (United Kingdom) (b)................   120,000       4,560
Minnesota Mining & Manufacturing Co......................    15,000       1,243
Rockwell International Corp..............................    46,000       2,800
Stewart & Stevenson Services, Inc........................   125,000       3,641
Textron, Inc.............................................    50,000       4,713
TRW, Inc.................................................    70,000       3,465
Tyco International, Ltd..................................   125,000       6,609
United Technologies Corp.................................   200,000      13,200
United Waste Systems, Inc. (b)...........................   210,000       7,219
USA Waste Services, Inc. (b).............................   125,000       3,984
WMX Technologies, Inc.................................... 1,120,000      36,540
                                                                     ----------
                                                                        198,735
                                                                     ----------
RAW MATERIALS/PROCESSING INDUSTRIES 4.9%
Air Products & Chemicals, Inc............................   181,100      12,519
Bethlehem Steel Corp. (b)................................ 1,233,000      11,097
Boise Cascade Corp.......................................   510,000      16,192
British Steel PLC--ADR (United Kingdom)..................   100,000       2,750
Cytec Industries, Inc. (b)...............................    90,000       3,656
Dow Chemical Co..........................................    85,000       6,662
Du Pont (E. I.) De Nemours Co............................    45,000       4,247
Exxon Corp...............................................    75,000       7,350
International Paper Co...................................   105,600       4,264
LTV Corp.................................................   425,500       5,053
Lyondell Petrochemical Co................................   174,000       3,828
Mead Corp................................................   123,000       7,149
Morton International, Inc................................    98,500       4,014
Phelps Dodge Corp........................................    42,000       2,835
PPG Industries, Inc......................................    10,000         561
Praxair, Inc.............................................   300,000      13,837
Raychem Corp.............................................   123,800       9,919
Stone Container Corp.....................................   180,000       2,678
Union Carbide Corp.......................................   130,000       5,314
USX U.S. Steel Group, Inc................................    60,000       1,883
Weyerhaeuser Co..........................................   100,000       4,737
Willamette Industries, Inc...............................    57,000       3,969
                                                                     ----------
                                                                        134,514
                                                                     ----------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
Description                                                 Shares        (000)
-------------------------------------------------------------------------------
TECHNOLOGY 15.7%
3Com Corp. (b)............................................ 190,000  $   13,941
ADC Telecommunications, Inc. (b).......................... 210,000       6,536
Alcatel Alsthom Compagnie Generale d' Electricite--ADR
(France) (b)..............................................  50,000         800
Altera Corp. (b).......................................... 105,000       7,632
Analog Devices, Inc. (b)..................................  75,000       2,541
Applied Materials, Inc. (b)............................... 135,000       4,852
Ascend Communications, Inc. (b)........................... 125,000       7,766
Atmel Corp. (b)........................................... 155,000       5,134
Avnet, Inc................................................  85,000       4,951
BMC Industries, Inc.......................................  20,000         630
BMC Software, Inc. (b).................................... 487,800      20,183
Boeing Co................................................. 175,000      18,616
Cadence Design Systems, Inc. (b).......................... 181,300       7,207
Cascade Communications Corp. (b)..........................  45,000       2,481
Cisco Systems, Inc. (b)................................... 422,900      26,907
Compaq Computer Corp. (b)................................. 127,800       9,489
Computer Associates International, Inc.................... 395,000      19,651
Compuware Corp. (b).......................................  50,000       2,506
Dell Computer Corp. (b)...................................  95,000       5,047
EMC Corp. (b).............................................  90,000       2,981
Ericsson L M Telephone Co., Class B--ADR (Sweden)......... 319,000       9,630
First Data Corp...........................................  20,000         730
Gateway 2000, Inc. (b)....................................  87,000       4,660
General Dynamics Corp.....................................  55,000       3,877
Harris Corp...............................................  45,000       3,088
Hewlett Packard Co........................................ 160,000       8,040
Intel Corp................................................ 304,000      39,805
International Business Machines Corp...................... 225,000      33,975
Linear Technology Corp....................................  85,000       3,729
Lockheed Martin Corp......................................  47,000       4,300
Lucent Technologies, Inc.................................. 250,200      11,572
McAfee Associates, Inc. (b)...............................  85,000       3,740
McDonnell Douglas Corp....................................  50,000       3,200
Microsoft Corp. (b)....................................... 490,000      40,486
Molex, Inc................................................  30,000       1,174
Motorola, Inc.............................................  40,000       2,455
Nokia Corp.--ADR (Finland)................................ 147,500       8,500
Northrop Corp.............................................  45,000       3,724
Oracle Systems Corp. (b).................................. 150,400       6,279

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
Description                                                  Shares        (000)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
PairGain Technologies, Inc. (b)............................ 120,000  $    3,652
Parametric Technology Corp. (b)............................  30,000       1,541
Pitney Bowes, Inc..........................................  67,000       3,651
Raytheon Co................................................  25,000       1,203
SCI Systems, Inc. (b)...................................... 175,000       7,809
Shiva Corp. (b)............................................  70,000       2,441
Sun Microsystems, Inc. (b)................................. 545,000      14,000
SunGuard Data Systems, Inc. (b)............................ 132,100       5,218
Tellabs, Inc. (b).......................................... 265,000       9,971
Texas Instruments, Inc.....................................  50,000       3,188
U. S. Robotics Corp. (b)...................................  62,000       4,464
Wind River Systems, Inc. (b)...............................  60,000       2,843
Xerox Corp................................................. 106,600       5,610
Xilinx, Inc. (b)...........................................  55,000       2,025
                                                                     ----------
                                                                        430,431
                                                                     ----------
TRANSPORTATION 0.5%
British Airways PLC--ADR (United Kingdom)..................  15,000       1,541
Canadian National Railway Co. (b).......................... 185,000       7,030
Illinois Central Corp......................................  40,000       1,280
Union Pacific Corp.........................................  84,900       5,105
                                                                     ----------
                                                                         14,956
                                                                     ----------
UTILITIES 6.6%
Ameritech Corp.............................................  86,000       5,214
AT & T Corp................................................ 469,000      20,401
Baltimore Gas & Electric Co................................ 100,000       2,675
Bell Atlantic Corp.........................................  93,000       6,022
Bellsouth Corp.............................................  71,800       2,899
Boston Edison Co........................................... 112,000       3,010
Carolina Power & Light Co..................................  85,000       3,103
Central & South West Corp.................................. 100,000       2,563
Cincinnati Bell, Inc.......................................  92,250       5,685
CMS Energy Corp............................................  86,000       2,892
DTE Energy Co.............................................. 238,000       7,705
Entergy Corp............................................... 100,000       2,775
FPL Group, Inc.............................................  70,000       3,220
GPU, Inc................................................... 116,000       3,900
Houston Industries, Inc.................................... 380,000       8,597
Idaho Power Co............................................. 150,700       4,691
Illinova Corp.............................................. 218,300       6,003
LCI International, Inc. (b)................................  18,800         404

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------

                                                                     Market
                                                                      Value
Description                                             Shares        (000)
---------------------------------------------------------------------------
UTILITIES (CONTINUED)
MCI Communications Corp............................... 823,100  $   26,905
Nipsco Industries, Inc................................  48,000       1,902
Oklahoma Gas & Electric Co............................ 223,500       9,331
Pacificorp............................................ 110,000       2,255
Peco Energy Co........................................ 180,000       4,545
Pinnacle West Capital Corp............................ 120,000       3,810
Public Service Co. of New Mexico...................... 200,000       3,925
SBC Communications, Inc............................... 150,000       7,762
Sierra Pacific Resources..............................  66,000       1,898
Southwestern Public Service Co........................ 110,000       3,891
Sprint Corp........................................... 210,000       8,374
Telefonica de Espana SA--ADR (Spain)..................  30,000       2,078
Texas Utilities Co.................................... 276,400      11,263
Worldcom, Inc. (b).................................... 125,000       3,258
                                                                ----------
                                                                   182,956
                                                                ----------
TOTAL LONG-TERM INVESTMENTS 91.7%
 (Cost $2,143,989,669) (a)....................................   2,521,516
                                                                ----------
SHORT-TERM INVESTMENTS 8.6%
Federal Farm Credit Bank Discount Note ($1,055,000 par,
yielding 5.35%, 01/08/97 maturity) (c)........................       1,054
Federal Home Loan Bank Discount Note ($20,000,000 par,
yielding 5.39%, 01/16/97 maturity) (c)........................      19,952
Federal Home Loan Mortgage Corp. Discount Note ($36,000,000
par, yielding 6.50%, 01/02/97 maturity) (c)...................      35,987
Federal Home Loan Mortgage Corp. Discount Note ($25,000,000
par, yielding 5.43%, 01/17/97 maturity).......................      24,936
Federal National Mortgage Association Discount Note
($25,000,000 par, yielding 5.23%, 01/24/97 maturity) (c)......      24,913
Federal National Mortgage Association Discount Note
($20,000,000 par, yielding 5.33%, 03/14/97 maturity) (c)......      19,786
Federal National Mortgage Association Discount Note
($73,000,000 par, yielding 5.33%, 03/17/97 maturity) (c)......      72,187
Federal National Mortgage Association Discount Note
($20,000,000 par, yielding 5.35%, 04/21/97 maturity) (c)......      19,676
Student Loan Marketing Association Discount Note ($17,460,000
par, yielding 6.50%, 01/02/97 maturity).......................      17,454
                                                                ----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $235,943,556) (a)......................................     235,945
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)..................      (9,330)
                                                                ----------
NET ASSETS 100.0%.............................................  $2,748,131
                                                                ----------

(a) At December 31, 1996, for federal income tax purposes cost, including short-term investments, is $2,385,703,016; the aggregate gross unrealized appreciation is $402,231,672 and the aggregate gross unrealized depreciation is $30,895,603, resulting in net unrealized appreciation including open future transactions of $371,336,069.

(b) Non-income producing security as this stock currently does not declare dividends.

(c) Assets segregated for open future transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
    All amounts, except for Maximum Offering Price information, reported in thousands

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $2,143,990) (Note 1)..  $2,521,516
Short-Term Investments (Cost $235,943) (Note 1)....................     235,945
Cash...............................................................          19
Receivables:
 Securities Sold...................................................      48,006
 Dividends.........................................................       4,064
 Fund Shares Sold..................................................         635
Other..............................................................          31
                                                                     ----------
 Total Assets......................................................   2,810,216
                                                                     ----------
LIABILITIES:
Payables:
 Securities Purchased..............................................      47,527
 Fund Shares Repurchased...........................................       4,194
 Income and Capital Gain Distributions.............................       4,185
 Variation Margin on Futures (Note 5)..............................       3,285
 Distributor and Affiliates (Notes 2 and 6)........................       1,307
 Investment Advisory Fee (Note 2)..................................       1,049
Accrued Expenses...................................................         337
Deferred Compensation and Retirement Plans (Note 2)................         201
                                                                     ----------
 Total Liabilities.................................................      62,085
                                                                     ----------
NET ASSETS.........................................................  $2,748,131
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $2,200,267
Net Unrealized Appreciation on Securities..........................     377,106
Accumulated Net Realized Gain on Securities........................     170,775
Accumulated Distributions in Excess of Net Investment Income.......         (17)
                                                                     ----------
NET ASSETS.........................................................  $2,748,131
                                                                     ----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $2,669,479,090 and 223,673,489 shares of beneficial
 interest issued and outstanding)..................................  $    11.93
 Maximum sales charge (5.75%* of offering price)...................         .73
                                                                     ----------
 Maximum offering price to public..................................  $    12.66
                                                                     ----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $75,063,492 and 6,330,250 shares of beneficial interest issued
 and outstanding)..................................................  $    11.86
                                                                     ----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $3,588,720 and 302,378 shares of beneficial interest issued and
 outstanding)......................................................  $    11.87
                                                                     ----------

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
                       All amounts reported in thousands

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends............................................................  $ 21,438
Interest.............................................................     4,916
                                                                       --------
 Total Income........................................................    26,354
                                                                       --------
EXPENSES:
Investment Advisory Fee (Note 2).....................................     6,015
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and
C of $2,789, $364 and $21,  respectively) (Note 6)...................     3,174
Shareholder Services (Note 2)........................................     2,911
Legal (Note 2).......................................................       159
Trustees Fees and Expenses (Note 2)..................................        35
Other ...............................................................     1,381
                                                                       --------
 Total Expenses......................................................    13,675
 Less Expenses Reimbursed (Note 2) ..................................        12
                                                                       --------
 Net Expenses........................................................    13,663
                                                                       --------
NET INVESTMENT INCOME................................................  $ 12,691
                                                                       --------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments.........................................................  $228,814
 Futures.............................................................       250
                                                                       --------
Net Realized Gain on Securities......................................   229,064
                                                                       --------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period.............................................   319,985
                                                                       --------
 End of the Period:
 Investments.........................................................   377,528
 Futures.............................................................      (422)
                                                                       --------
                                                                        377,106
                                                                       --------
Net Unrealized Appreciation on Securities During the Period..........    57,121
                                                                       --------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.......................  $286,185
                                                                       --------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................  $298,876
                                                                       --------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended December 31, 1996 and the Year Ended June 30, 1996
                                  (Unaudited)
                       All amounts reported in thousands

--------------------------------------------------------------------------------

                                                Six Months Ended     Year Ended
                                               December 31, 1996  June 30, 1996
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................         $   12,691     $   25,132
Net Realized Gain on Securities..............            229,064        388,484
Net Unrealized Appreciation on Securities
During the Period............................             57,121         51,719
                                                      ----------     ----------
Change in Net Assets from Operations.........            298,876        465,335
                                                      ----------     ----------
Distributions from Net Investment Income.....            (24,507)       (28,471)
Distributions in Excess of Net Investment
Income (Note 1)..............................                (17)           -0-
                                                      ----------     ----------
Distributions from and in Excess of Net
Investment Income*...........................            (24,524)       (28,471)
Distributions from Net Realized Gain on
Securities* (Note 1).........................           (258,993)      (339,492)
                                                      ----------     ----------
 Total Distributions.........................           (283,517)      (367,963)
                                                      ----------     ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...................................             15,359         97,372
                                                      ----------     ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold....................            858,725      1,607,080
Net Asset Value of Shares Issued Through
Dividend Reinvestment........................            262,459        340,171
Cost of Shares Repurchased...................           (999,324)    (1,768,286)
                                                      ----------     ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.................................            121,860        178,965
                                                      ----------     ----------
TOTAL INCREASE IN NET ASSETS.................            137,219        276,337
NET ASSETS:
Beginning of the Period......................          2,610,912      2,334,575
                                                      ----------     ----------
End of the Period (Including accumulated
 undistributed net investment income of $(17)
 and $11,816, respectively)..................         $2,748,131     $2,610,912
                                                      ----------     ----------
                                                Six Months Ended     Year Ended
*Distributions by Class                        December 31, 1996  June 30, 1996
--------------------------------------------------------------------------------
Distributions from and in Excess of Net
Investment Income:
 Class A Shares..............................         $  (24,363)    $  (28,239)
 Class B Shares..............................               (153)          (223)
 Class C Shares..............................                 (8)            (9)
                                                      ----------     ----------
                                                      $  (24,524)       (28,471)
                                                      ----------     ----------
Distributions from Net Realized Gain on
Securities:
 Class A Shares..............................         $ (251,588)    $ (331,335)
 Class B Shares..............................             (7,064)        (7,831)
 Class C Shares..............................               (341)          (326)
                                                      ----------     ----------
                                                      $ (258,993)    $ (339,492)
                                                      ----------     ----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                     Year Ended June 30,
                           Six Months Ended  ------------------------------------
Class A Shares            December 31, 1996   1996(a)  1995(a)     1994      1993
---------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.             $11.92    $11.62   $11.05   $12.95    $13.21
                                   --------  -------- -------- --------  --------
 Net Investment Income..               .066       .12      .14      .13      .165
 Net Realized and
   Unrealized Gain/Loss
   on Securities........              1.319      2.09     1.85   (.1475)     1.69
                                   --------  -------- -------- --------  --------
Total from Investment
Operations..............              1.385      2.21     1.99   (.0175)    1.855
                                   --------  -------- -------- --------  --------
Less:
 Distributions from and
   in Excess of Net
   Investment Income
   (Note 1).............               .121       .15    .1225     .135      .145
 Distributions from Net
   Realized Gain on
   Securities (Note 1)..              1.250      1.76   1.2975   1.7475      1.97
                                   --------  -------- -------- --------  --------
Total Distributions.....              1.371      1.91     1.42   1.8825     2.115
                                   --------  -------- -------- --------  --------
Net Asset Value, End of
the Period..............            $11.934    $11.92   $11.62   $11.05    $12.95
                                   --------  -------- -------- --------  --------
Total Return (b)........             11.96%*   20.48%   20.62%    (.64%)   15.20%
Net Assets at End of the
Period (In millions)....           $2,669.5  $2,534.3 $2,279.4 $2,152.5  $2,446.2
Ratio of Expenses to
Average Net Assets (c)..              1.01%      .94%    1.04%    1.02%     1.06%
Ratio of Net Investment
  Income to Average Net
  Assets (c)............               .99%     1.02%    1.24%     .99%     1.22%
Portfolio Turnover......                90%*     213%     248%     112%      113%
Average Commission Paid
  Per Equity Share
  Traded (d)............             $.0592    $.0550       --       --        --

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

* Non-Annualized

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                     Year Ended June 30,
                           Six Months Ended  ------------------------------------
Class B Shares            December 31, 1996  1996 (a) 1995 (a) 1994 (a)  1993 (a)
---------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.             $11.81   $11.53   $10.96   $12.86     $13.13
                                    -------   ------   ------  -------     ------
 Net Investment Income..               .017      .02      .05      .03        .03
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........              1.308      2.07     1.85   (.1575)    1.705
                                    -------   ------   ------  -------     ------
Total from Investment
Operations..............              1.325     2.09     1.90   (.1275)     1.735
                                    -------   ------   ------  -------     ------
Less:
 Distributions from and
 in Excess of Net
 Investment Income (Note
 1).....................               .027      .05    .0325     .025       .035
 Distributions from Net
  Realized Gain on
  Securities (Note 1)...              1.250      1.76   1.2975   1.7475      1.97
                                    -------   ------   ------  -------     ------
Total Distributions.....              1.277      1.81    1.33   1.7725      2.005
                                    -------   ------   ------  -------     ------
Net Asset Value, End of
the Period..............            $11.858   $11.81   $11.53   $10.96     $12.86
                                    -------    ------   ------  -------    ------
Total Return (b)........             11.50%*   19.44%   19.73%   (1.46%)   12.84%
Net Assets at End of the
Period (In millions)....              $75.1     $72.1    $53.0    $35.8     $27.7
Ratio of Expenses to
Average Net Assets (c)..              1.82%     1.75%    1.84%    1.79%     1.98%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............               .18%      .21%     .44%     .21%      .25%
Portfolio Turnover......                90%*     213%     248%     112%      113%
Average Commission Paid
 Per Equity Share Traded
 (d)....................             $.0592    $.0550       --       --        --

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

*Non-Annualized

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                                 Year     Year     August 27, 1993
                                                Ended    Ended       (Commencement
                          Six Months  Ended  June 30, June 30, of Distribution) to
Class C Shares            December 31, 1996   1996(a)  1995(a)    June 30, 1994(a)
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.             $11.83    $11.52   $10.99              $13.25
                                    -------    ------   ------              ------
 Net Investment Income..               .012       .02      .05                 .02
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........              1.303      2.10     1.81              (.4375)
                                    -------    ------   ------              ------
Total from Investment
Operations..............              1.315      2.12     1.86              (.4175)
                                    -------    ------   ------              ------
Less:
 Distributions from and
  in Excess of Net
  Investment Income
  (Note 1)..............               .027       .05    .0325                .095
 Distributions from Net
  Realized Gain on
  Securities (Note 1)...              1.250      1.76   1.2975              1.7475
                                    -------    ------   ------              ------
Total Distributions.....              1.277      1.81     1.33              1.8425
                                    -------    ------   ------              ------
Net Asset Value, End of
the Period..............            $11.868    $11.83   $11.52              $10.99
                                    -------    ------   ------              ------
Total Return (b)........             11.40%*   19.74%   19.27%              (3.70%)*
Net Assets at End of the
Period (In millions)....               $3.6      $4.5     $2.2                $1.2
Ratio of Expenses to
Average Net Assets (c)..              1.80%     1.75%    1.84%               1.81%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............               .18%      .15%     .44%                .24%
Portfolio Turnover......                90%*     213%     248%                112%
Average Commission Paid
 per Equity Share
 Traded (d).............             $.0592    $.0550       --                  --

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

*Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management invest-ment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities ex-change are valued at their sale price as of the close of such securities ex-change. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accor-dance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements, which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physi-cal delivery or evidence of book entry transfer to the account of the custo-dian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securi-ties are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Net realized gain differs for financial reporting and tax purposes as a re-sult of the deferral for tax purposes of losses resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annu-ally from net investment income and from net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
  Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular peri-od. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $1 billion....................................................  .50 of 1%
Next $1 billion.....................................................  .45 of 1%
Next $1 billion.....................................................  .40 of 1%
Over $3 billion.....................................................  .35 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended December 31, 1996, the Fund recognized expenses of approximately $180,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $2,565,600, representing ACCESS' cost of providing transfer agency and share-holder services plus a profit.
  Additionally, for the six months ended December 31, 1996, the Fund paid VKAC approximately $235,600 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the six months ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan.
  At December 31, 1996, VKAC owned 30,298 shares of Class A of the Fund.

                         December 31, 1996 (Unaudited)

--------------------------------------------------------------------------------
  At December 31, 1996 the Fund owned approximately 46% and 42% of the Van Kampen American Capital Small Capitalization Fund and the Van Kampen American Capital Foreign Securities Fund, respectively. These entities do not charge an investment advisory fee or sales charge and the shares of these entities may only be purchased by other funds in the Van Kampen American Capital fund com-plex.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At December 31, 1996, capital aggregated $2,122,775,360, $74,336,153 and
$3,155,181 for Classes A, B, and C, respectively. For the six months ended De-cember 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  57,013,491  $ 702,510,476
 Class B...........................................  10,686,460    130,063,481
 Class C...........................................   2,146,063     26,151,031
                                                    -----------  -------------
Total Sales........................................  69,846,014  $ 858,724,988
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................  21,956,046  $ 255,568,391
 Class B...........................................     568,820      6,581,245
 Class C...........................................      26,765        309,935
                                                    -----------  -------------
Total Dividend Reinvestment........................  22,551,631  $ 262,459,571
                                                    -----------  -------------
Repurchases:
 Class A........................................... (67,918,955) $(837,319,044)
 Class B........................................... (11,028,824)  (134,537,051)
 Class C...........................................  (2,248,238)   (27,468,359)
                                                    -----------  -------------
Total Repurchases.................................. (81,196,017) $(999,324,454)
                                                    -----------  -------------

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------

   At June 30, 1996, capital aggregated $2,002,015,537, $72,228,478 and
$4,162,574 for Classes A, B, and C, respectively. For the six months ended June 30, 1996, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A........................................  107,853,497   $1,289,182,633
 Class B........................................   22,765,160      270,611,054
 Class C........................................    3,991,112       47,285,828
                                                 ------------  ---------------
Total Sales.....................................  134,609,769  $ 1,607,079,515
                                                 ------------  ---------------
Dividend Reinvestment:
 Class A........................................   30,359,648  $   332,438,649
 Class B........................................      682,294        7,437,204
 Class C........................................       27,055          294,778
                                                 ------------  ---------------
Total Dividend Reinvestment.....................   31,068,997  $   340,170,631
                                                 ------------  ---------------
Repurchases:
 Class A........................................ (121,801,653) $(1,461,520,981)
 Class B........................................  (21,936,339)    (261,183,146)
 Class C........................................   (3,834,141)     (45,581,507)
                                                 ------------  ---------------
Total Repurchases............................... (147,572,133) $(1,768,285,634)
                                                 ------------  ---------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their re-spective deferred sales arrangements, including higher distribution and serv-ice fees and incremental transfer agency costs.

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------


                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
                                                                 ---------------
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................   5.00%   1.00%
Second..........................................................   4.00%    None
Third...........................................................   3.00%    None
Fourth..........................................................   2.50%    None
Fifth...........................................................   1.50%    None
Sixth and Thereafter............................................    None    None

  For the six months ended December 31, 1996, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of ap-proximately $123,000 and CDSC on the redeemed shares of Classes B and C of ap-proximately $59,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $2,238,700,775 and $2,482,651,900, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio hold-ings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on secu-rities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

                         December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------
  During the period, the Fund invested in futures contracts, a type of deriviative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities un-derlying the index and to manage the Funds overall exposure to the equity mar-kets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
  Transactions in futures contracts for the six months ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at June 30, 1996.........................................       330
Futures Opened.......................................................     1,142
Futures Closed.......................................................    (1,022)
                                                                         ------
Outstanding at December 31, 1996.....................................       450
                                                                         ------

  The futures contracts outstanding as of December 31, 1996, and the descrip-tion and unrealized depreciation are as follows:

                                                                   UNREALIZED
                                                       CONTRACTS DEPRECIATION
-----------------------------------------------------------------------------
S&P 500 Index Futures
  March 1997--Buys to Open (current notional value of
  $372,250 per contract)..............................       450     $422,359
                                                             ---     --------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of ap-proximately $362,100.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULT OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 112,436,505 shares voted for the proposal, 3,986,777 shares voted against and 12,941,001 shares abstained. With regard to the approval of cer-tain changes to the Fund's fundamental investment policies with respect to in-vestment in other investment companies, 101,622,304 shares voted for the proposal, 5,126,630 shares voted against and 13,499,347 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public ac-countants for the Fund, 114,627,548 shares voted for the proposal, 2,097,597 shares voted against and 12,639,202 shares abstained.


                     Tax Notice to Corporate
                           Shareholders

                    For 1996, 20.7% of the
                    dividends taxable as
                    ordinary income qualified
                    for the 70% dividends
                    received deduction for
                    corporations.

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distribu-tors, Inc., 1997
All rights reserved.

SMdenotes a service mark of
Van Kampen American Capital Distributors, Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.